                PROSPECTUS MAY 1, 2008 (as revised June 13, 2008)

BOND INDEX FUND

S&P 500 STOCK FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                        BARCLAYS GLOBAL INVESTORS FUNDS

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Table of Contents


Investment Objectives .      1
Summary of Principal         2
Investment Strategies
Summary of Principal         3
Risk Factors
Investment Returns ....      5
Fees and Expenses .....      7
A Further Discussion
of Principal Investment
Strategies ............      8
A Further Discussion         9
of Principal Risk
Factors
Management of the           13
Funds
Shareholder                 16
Information
Financial Highlights ..     22


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                                                                              i

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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Investment Objectives(1)

BOND INDEX FUND

The Bond Index Fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers U.S. Aggregate Index.(2) The Fund's investment objective may be changed by its Board of Trustees without shareholder approval.

S&P 500 STOCK FUND(3)


The S&P 500 Stock Fund seeks to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index ("S&P 500 Index"). The Fund's investment objective may be changed by its Board of Trustees without shareholder approval.


----------
(1) Each of the Bond Index Fund and the S&P 500 Stock Fund (each, a "Fund" and collectively, the "Funds") invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.

(2) Lehman Brothers, Inc. ("Lehman Brothers") does not sponsor, endorse, sell or promote the Bond Index Fund or the Bond Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A. ("BGI"), Barclays Global Fund Advisors ("BGFA"), the Bond Index Fund or its Master Portfolio. Lehman Brothers makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Bond Index Fund or its Master Portfolio.


(3) Standard & Poor's ("S&P") does not sponsor, endorse, sell or promote the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio, nor is it affiliated in any way with BGI, BGFA, the S&P 500 Stock Fund or its Master Portfolio. "Standard & Poor's(Reg. TM)," "S&P(Reg. TM)," and "S&P 500(Reg.
     TM)" are trademarks of The McGraw-Hill, Inc., and have been licensed for use by the S&P 500 Stock Fund and its Master Portfolio. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the S&P 500 Stock Fund or its Master Portfolio.


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                                                                              1

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Summary of Principal Investment Strategies

BOND INDEX FUND


The Bond Index Fund pursues its investment objective by seeking to match the total return performance of the Lehman Brothers U.S. Aggregate Index, which is composed of approximately 9,200 fixed income securities. The fixed income securities that comprise the Lehman Brothers U.S. Aggregate Index include U.S. government securities and investment grade corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Fund invests in a representative sample of these securities. Securities are selected for investment by the Fund in accordance with their relative proportion within the Lehman Brothers U.S. Aggregate Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. BGFA, the investment adviser to the Master Portfolio in which the Fund invests, considers investments that provide substantially similar exposure to securities in the Lehman Brothers U.S. Aggregate Index to be investments comprising the Bond Index Fund's benchmark index.


S&P 500 STOCK FUND

The S&P 500 Stock Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The S&P 500 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total float-adjusted market value of their outstanding shares (I.E., they are weighted according to the public float which is the total market value of their outstanding shares readily available to the general marketplace for trading purposes). The percentage of the Fund's assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

BOND INDEX FUND AND S&P 500 STOCK FUND

No attempt is made to manage the Funds using economic, financial and market analysis. Each Fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its respective benchmark index. Under normal circumstances, at least 90% of the value of each Fund's assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising such Fund's benchmark index, which, for the Bond Index Fund, are considered "bonds." Each Fund may also invest in high-quality money market instruments, including shares of money market funds advised by BGFA.

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2  BARCLAYS GLOBAL INVESTORS FUNDS

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Summary of Principal Risk Factors

As with any investment, your investment in the Funds could lose money or the Funds' performance could trail that of other investments.

RISKS OF INVESTING IN THE BOND INDEX FUND

The value of your investment in the Bond Index Fund is based on the value of the bonds in which the Fund invests. The value of the bonds may fall because of a rise in interest rates or in response to economic events or trends. The value of individual bonds may fall with the decline in an issuer's real or apparent ability to meet its financial obligations. An issuer of a bond may be unable to make interest payments or repay principal on time and the bond could lose all or some of its value, or pay less interest.

Borrowers may prepay their mortgages or loans faster than expected (which is commonly referred to as "prepayment risk"), thereby affecting the security's average life and potentially its yield. Borrowers may extend the repayment of their mortgages or loans for longer periods than expected (which is commonly referred to as "extension risk"), thereby affecting the security's average life and potentially its yield. Prepayment risk and extension risk are particularly applicable to mortgage-backed and asset-backed securities in which the Bond Index Fund may invest.

BGFA makes no attempt to select securities individually, based on their fundamental characteristics, because the Bond Index Fund is managed by determining which securities are to be purchased or sold to maintain, to the extent feasible, a representative sample of securities in the Lehman Brothers U.S. Aggregate Index. The performance of the securities that BGFA selects may not match the performance of the Lehman Brothers U.S. Aggregate Index.

As with all mutual funds, the Bond Index Fund must maintain cash balances to meet redemption requests, which may lower its overall performance.

RISKS OF INVESTING IN THE S&P 500 STOCK FUND

The value of your investment in the S&P 500 Stock Fund is based on the values of the stocks in which the Fund invests. The values of stocks may fall in response to economic events or trends. The values of individual stocks may fall with the decline in an issuer's financial condition or prospects.

BGFA makes no attempt to select securities individually, based on their fundamental characteristics, because the S&P 500 Stock Fund is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the S&P 500 Index.

As with all mutual funds, the S&P 500 Stock Fund must maintain cash balances to meet redemption requests, which may lower its overall performance.

An investment in the Bond Index Fund or the S&P 500 Stock Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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                                                                               3

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WHO MAY WANT TO INVEST IN THE FUNDS

The Funds are designed for investors who desire a convenient way to invest either in bonds issued in the United States (the Bond Index Fund) or a broad spectrum of U.S. large-cap stocks (the S&P 500 Stock Fund). Although these markets have increased in value over the long-term, they fluctuate and have also decreased in value over shorter time periods. This volatility is particularly characteristic of stocks.

The Funds do not by themselves constitute a balanced investment program. Diversifying your investments by buying shares in both Funds or in other funds may improve your long-term return as well as reduce volatility.

For additional information on risks, see the "A Further Discussion of Principal Risk Factors" section of this Prospectus.

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4  BARCLAYS GLOBAL INVESTORS FUNDS

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Investment Returns

TOTAL RETURNS

The bar charts and table in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. The bar charts show the return of each Fund for each of the last 10 calendar years. The average annual total return table (before and after taxes) compares each Fund's average annual total return to those of a corresponding index for various periods of time. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

BOND INDEX FUND

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998    9.34%
1999    -2.69%
2000   11.76%
2001    8.80%
2002    9.90%
2003    3.92%
2004    4.05%
2005    2.12%
2006    4.76%
2007    7.16%

The best calendar quarter return during the years shown above was 5.05% in the 3rd quarter of 1998; the worst was -2.50% in the 2nd quarter of 2004.

S&P 500 STOCK FUND

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998    28.41%
1999    20.59%
2000     -9.34%
2001    -12.11%
2002    -22.20%
2003    28.37%
2004    10.67%
2005     4.72%
2006    15.60%
2007    5.39%

The best calendar quarter return during the years shown above was 21.31% in the 4th quarter of 1998; the worst was -17.29% in the 3rd quarter of 2002.

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                                                                               5

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                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2007

                                1 YEAR        5 YEARS       10 YEARS
                              ----------     ---------     ---------
BOND INDEX FUND
  Return Before Taxes             7.16%         4.39%         5.83%
  Return After Taxes on           5.17%         2.55%         3.62%
  Distributions(1)
  Return After Taxes on           4.61%         2.65%         3.61%
Distributions and Sale
  of Fund Shares(1)
LEHMAN BROTHERS U.S.
  AGGREGATE INDEX
(reflects no deduction            6.97%         4.42%         5.97%
  for fees, expenses or
  taxes)
S&P 500 STOCK FUND
  Return Before Taxes             5.39%        12.63%         5.69%
  Return After Taxes on           5.04%        12.24%         4.56%
  Distributions(1)
  Return After Taxes on           3.81%        10.95%         4.46%
Distributions and Sale
  of Fund Shares(1)
S&P 500 INDEX
(reflects no deduction            5.49%        12.83%         5.91%
  for fees, expenses or
  taxes)

----------
(1) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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6  BARCLAYS GLOBAL INVESTORS FUNDS

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Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares in either the Bond Index Fund or the S&P 500 Stock Fund. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

      ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Fund Assets)

                              BOND INDEX       S&P 500
                                 FUND         STOCK FUND
                             ------------    -----------
Management fees                   0.08%          0.05%
Other expenses                    0.20%          0.16%
(Administration fees;
Independent
  Expenses(1))
Total annual Fund                 0.28%          0.21%
operating expenses(1),
  (2)
Less fee waivers and/or          (0.05)%        (0.01)%
expense
  reimbursements(1)
Net expenses(1), (2), (3)         0.23%          0.20%

----------
(1) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. BGI and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

(2) Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.

(3) The Funds' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

EXAMPLE


The example below is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that total operating expenses remain the same and that the contractual fee waivers and reimbursements with BGFA and BGI are in effect for one year.


THE FUNDS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

                         1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        --------     ---------     ---------     ---------
Bond Index Fund           $ 24          $ 85         $ 152         $ 351
S&P 500 Stock Fund        $ 20          $ 67         $ 117         $ 267

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                                                                               7

A Further Discussion of Principal Investment Strategies

Each Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Fund's benchmark index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of a Fund's net assets increased or decreased exactly as the total return of the Fund's benchmark index increased or decreased. A Fund's ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Fund's expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the Fund's benchmark index is calculated; the size of the Fund's investment portfolio; and the timing, frequency and size of shareholder purchases and redemptions.

The S&P 500 Stock Fund seeks to replicate the total return performance of the S&P 500 Index by investing the Fund's assets so that the percentage of Fund assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index. The Bond Index Fund utilizes sampling techniques that are designed to allow the Fund to substantially duplicate the investment performance of the Lehman Brothers U.S. Aggregate Index. However, the Bond Index Fund is not expected to track the Lehman Brothers U.S. Aggregate Index with the same degree of accuracy that complete replication of the Index would provide. In addition, at times, the portfolio composition of each Fund may be altered (or "rebalanced") to reflect changes in the characteristics of the index that each Fund tracks.

Each Fund also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. Each Fund may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index.

INVESTING IN INDEXES

Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market or market segment. One way an index fund seeks to match an index's performance, before fees and expenses, is by buying and selling all of the index's securities in the same proportion as they are reflected in the index. This is what the S&P 500 Stock Fund does.


Since, as of March 31, 2008, there were over 9,200 securities included in the Lehman Brothers U.S. Aggregate Index, as a practical matter, it would be inefficient for the Bond Index Fund to hold each security included in the Index. The Fund can, however, substantially replicate the Index's profile by holding a representative sample of securities in the Index. It may, for example, hold U.S. government obligations and corporate bonds in a similar proportion to the Lehman Brothers U.S. Aggregate Index. And it can match certain Index features such as:


[_] Average time to maturity for both government and corporate securities;

[_] Securities' coupon rates, which are the interest rates securities pay based on their face values;

[_] Economic sectors represented by securities;

[_] Credit quality of securities; and

[_] Whether or not securities are callable, which means the issuer has the right to repay principal and interest before maturity.

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8  BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in "Principal Risk Factors," the Funds have the following risks.

EQUITY SECURITIES

The equity investments in which the S&P 500 Stock Fund generally invests are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Different parts of the equity market and different types of equity securities, however, can fluctuate separately in response to issuer, political, market and economic developments.

DEBT SECURITIES


The debt instruments in which the Bond Index Fund generally invests are subject to credit and interest-rate risks. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests. The value of the debt instruments generally changes inversely to changes in market interest rates. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. The Fund's exposure to interest-rate risk will increase to the extent the Fund's assets are invested in long-term bonds, because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Bond Index Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Bond Index Fund's income. Although some of the Fund's portfolio securities are guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to interest-rate risk and the market value of those securities will fluctuate. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal Home Loan Banks ("FHLBs"), are not guaranteed by the U.S. government. Furthermore, no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. The risks of mortgage pass-through securities, mortgage-backed securities and asset-backed securities in which the Bond Index Fund invests are described below.


MORTGAGE PASS-THROUGH SECURITIES

Mortgage pass-through securities are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association, or by one of several U.S. government-sponsored enterprises, such as FNMA, or FHLMC, or FHLBs. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro-rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.


A significant portion of the Lehman Brothers U.S. Aggregate Index (38.94% as of March 31,2008) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Bond Index Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Brothers U.S. Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.


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                                                                               9

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the pool. The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. The Bond Index Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. The Bond Index Fund may use TBA transactions in several ways. It may regularly enter into TBA agreements and "roll over" such agreements prior to the stipulated settlement date. In addition, the Bond Index Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Bond Index Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. The use of "TBA rolls" may cause the Bond Index Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to additional risks besides interest-rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment's average life and yield.

The Bond Index Fund may obtain exposure to mortgage-backed securities through the use of TBA transactions, which involve a commitment to deliver mortgage-backed securities at a future date. In the event of default of bankruptcy of a counterparty to a TBA transaction, the Fund would be exposed to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-backed securities specified in the TBA transaction.

ASSET-BACKED SECURITIES

The risks of investments in asset-backed securities by the Bond Index Fund are ultimately dependent upon payment of the underlying loans by the individual borrowers (I.E., the backing asset). For example, the underlying loans are subject to prepayment and extension risks, which shorten or lengthen the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Mortgage-Backed Securities" risks above. Moreover, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as purchasers of an asset-backed security, the Fund generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

FOREIGN SECURITIES

Investing in the securities of issuers in any foreign country, including through American Depositary Receipts and European Depositary Receipts, involves special

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10 BARCLAYS GLOBAL INVESTORS FUNDS
risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or potentially confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with investments in foreign securities may include higher custodial fees than apply to domestic custodial arrangements. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

ISSUER-SPECIFIC CHANGES

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.


LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell. If a Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


SECURITIES SELECTION RISK

Because BGFA does not select individual companies in the index that each Fund tracks, the Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

TRACKING ERROR RISK

Certain factors may affect BGFA's ability to achieve close correlation with the index that each Fund tracks, such as Fund fees and expenses, maintaining of cash balances to meet redemption requests, rounding of prices and changes to an index and regulatory policies. Therefore, the return of a Fund may deviate from the Fund's benchmark index.

OTHER INVESTMENT CONSIDERATIONS

The Funds may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Funds may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves, which may have an adverse impact on the Funds' performance. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. In addition, the Funds may be required to pay additional collateral to a counterparty in a derivative transaction, which may also have an adverse impact on the Funds' performance. In the event that the marked-to-market value of any over-the-counter derivative transaction(s) entered into by the Funds gives rise to negative exposure (that is, if the relevant derivative transaction(s) were to be terminated, the Funds would owe money to the counterparty), the Funds may be required to post collateral to its counterparty in order to reduce or eliminate that negative exposure, which may have an adverse impact on the Funds' performance.

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                                                                              11

CONCENTRATION

Each Fund reserves the right to concentrate its investments (I.E., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent a Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

FOR A DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUNDS' MASTER PORTFOLIOS' PORTFOLIO HOLDINGS AND A FURTHER DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

--------------------------------------------------------------------------------
12 BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Funds

INVESTMENT ADVISER

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive advisory fees at the following annual rates, which are percentages of the applicable Master Portfolio's average daily net assets.

                               ANNUAL
                         INVESTMENT ADVISORY
FUND                          FEE RATE
-------------------     --------------------
Bond Index Fund                  0.08%
S&P 500 Stock Fund               0.05%


BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 29, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.95 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.


A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each Fund's semi-annual report for the 6-month period ending June 30.

PORTFOLIO MANAGERS

BOND INDEX FUND


Lee Sterne and Jeffrey Lenamon (the "Bond Index Portfolio Managers") are primarily responsible for the day-to-day management of the Bond Index Master Portfolio and act collaboratively on all aspects concerning the Bond Index Master Portfolio. Each Bond Index Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his portfolio management team with more limited responsibilities, but each Bond Index Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.


Mr. Sterne is an employee of BGFA and BGI and has been one of the Bond Index Portfolio Managers primarily responsible for the day-to-day management of the Bond Index Master Portfolio since August 1996.


Mr. Lenamon is an employee of BGFA and BGI and has been one of the Bond Index Portfolio Managers primarily responsible for the day-to-day management of the Bond Index Master Portfolio since April 2008. Mr. Lenamon has been a Portfolio Manager and Trader with BGFA and BGI since January 2008. Prior to joining BGI, Mr. Lenamon was a Portfolio Manager and Trader at Diversified Credit Investments from 2005 to 2007 and a Portfolio Manager and Trader at DZ Bank AG Deutsche Zentral-Genossenschaftsbank from 2001 to 2005.


--------------------------------------------------------------------------------
                                                                              13

S&P 500 STOCK FUND

Diane Hsiung and Greg Savage (the "S&P 500 Stock Portfolio Managers") are primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio and act collaboratively on all aspects concerning the S&P 500 Index Master Portfolio. Each S&P 500 Stock Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her portfolio management team with more limited responsibilities, but each S&P 500 Stock Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes.


Diane Hsiung is an employee of BGFA and BGI and, together with the other S&P 500 Stock Portfolio Manager, has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio since January 1, 2008. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006.

Greg Savage, CFA is an employee of BGFA and BGI and, together with the other S&P 500 Stock Portfolio Manager, has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio since January 1, 2008. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006.


The Funds' SAI provides additional information about the Bond Index Portfolio Managers' and the S&P 500 Stock Portfolio Managers' compensation, other accounts they manage and their ownership of shares of the Funds that invest in the Master Portfolios for which they are portfolio managers.

ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the Funds' Administrator:

[_] Supervise the Funds' administrative operations;

[_] Provide or cause to be provided management reporting and treasury administration services;

[_] Financial reporting;

[_] Legal, blue sky and tax services;

[_] Preparation of proxy statements and shareholder reports; and

[_] Engaging and supervising shareholder servicing agents (the "Shareholder Servicing Agents") on behalf of the Funds.


BGI is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of each Fund. In addition to performing these services, BGI has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

The Shareholder Servicing Agents service individual and omnibus Fund accounts pursuant to agreements with the Funds and/or BGI. In addition to serving as agents of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.


--------------------------------------------------------------------------------
14 BARCLAYS GLOBAL INVESTORS FUNDS

BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the Funds' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds' other service providers. In addition, BGFA and/or BGI and/or the Funds' distributor may pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with the sale of Fund shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Funds' distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Funds' distributor, fees paid by BGI.


A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the Funds' shareholder servicing arrangements can be found in the Funds' SAI, which is available upon request.

--------------------------------------------------------------------------------
                                                                              15

Shareholder Information

WHO IS ELIGIBLE TO INVEST

To be eligible to purchase Fund shares, you must:

[_] Invest through an employer-sponsored or individual retirement savings plan;

[_] Invest the proceeds rolled over from such retirement savings plan into an individual retirement account;


[_] Maintain an account with State Street Bank and Trust Company ("State Street"), the Funds' custodian, transfer agent and dividend disbursing agent, or with one of the Funds' Shareholder Servicing Agents; or


[_] Initially invest a minimum of $1 million directly through State Street (in certain situations this minimum initial investment may be reduced or waived; please contact your Shareholder Servicing Agent or State Street for more information).

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES

[_] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through an IRA, your IRA trustee or custodian is responsible for properly transmitting your purchase order to State Street. Your plan or IRA may impose an earlier deadline for purchase or redemption orders than the Funds, as described below. If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street.

[_] TAX-DEFERRED INVESTOR. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

[_] QUALIFIED BUYER. Invest through an account set up with State Street or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.

[_] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the Funds are open (a "Business Day") to purchase shares at that day's net asset value ("NAV"). Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and any day on which the NYSE is closed for regular trading.

--------------------------------------------------------------------------------
16 BARCLAYS GLOBAL INVESTORS FUNDS

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES

[_] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

[_] QUALIFIED BUYER. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

[_] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.


You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, by such closing time) on any Business Day to sell shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.


The Funds generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven Business Days after the sale. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

--------------------------------------------------------------------------------
                                                                              17

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS


A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.



[_] To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day. State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.(1)



[_] To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:


     State Street Bank and Trust Company
     ABA # 011001438
     Attn: Transfer Agent
     Account # DDA 555555535
     For Further Credit to: Barclays Global Investors Funds
     Shareholder Account Name:
     Shareholder Account Number:
     Fund Numbers:
     1062 (Bond Index Fund)
     1072 (S&P 500 Stock Fund)


[_] To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's number and your account and taxpayer identification numbers. All account signatories must sign the order.


[_] A direct buyer can ask State Street to wire proceeds directly to its designated bank account.(2)

[_] When a direct buyer purchases Fund shares and then quickly sells (E.G., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

----------
(1) The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

(2) To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

--------------------------------------------------------------------------------
18 BARCLAYS GLOBAL INVESTORS FUNDS

CALCULATING THE FUNDS' SHARE PRICE

Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each Fund's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments, including a description of the circumstances in which the Master Portfolios' investments would be valued using fair value pricing and the effects of using fair value pricing.

FUND DISTRIBUTIONS

The S&P 500 Stock Fund makes distributions of its net investment income to investors every quarter. The Bond Index Fund makes distributions of its net investment income to shareholders every month. The Funds distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional Shares of that Fund, unless you have elected to receive distribution payments in cash.

FREQUENT TRADING IN FUND SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

Each Fund invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing. The Bond Index Master Portfolio's Board of Trustees has adopted a policy pursuant to which BGI monitors for possible market timing activity in the Bond Index Master Portfolio. Due to the complexity and subjectivity involved in identifying market timing activity, there can be no assurance that BGI will identify all trades and trading practices that are market timing activity. BGI, however, monitors aggregate trades and seeks to work with intermediaries to address potential market timing activity that has a significant effect on the performance of the Bond Index Master Portfolio, and restrict or eliminate such activity where possible. The Bond Index Master Portfolio's Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Bond Index Master Portfolio are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Bond Index Master Portfolio's investment strategies.

The S&P 500 Index Master Portfolio's Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the S&P 500 Index Master Portfolio invests primarily in equity securities that are valued as of the same time that the net asset value of the S&P 500 Index Master Portfolio is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the S&P 500 Index Master Portfolio's holdings and the reflection of that change in the S&P 500 Index Master Portfolio's net asset values. The S&P 500 Index Master Portfolio's Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the S&P 500 Index Master Portfolio are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the S&P 500 Index Master Portfolio's investment strategies.

--------------------------------------------------------------------------------
                                                                              19

The Funds' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the Funds.

BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BGI does not receive transaction information showing individual investment decisions. Upon request by the Funds, intermediaries are required to provide certain transaction information that may enable the Funds to identify trading activity that is potentially harmful to the Funds. The Funds may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Funds determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable to you, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the Fund's distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the Funds generally are taxable as follows:

DISTRIBUTION TYPE           TAX STATUS
-------------------------   --------------------------------
Qualified dividend          Qualified dividend income(1)(2)
  income
Other income ............   Ordinary income(2)
Short-term capital gain .   Ordinary income
Long-term capital gain ..   Long-term capital gain(3)

----------
(1) If you are an individual, your distributions attributable to the Fund's qualified dividend income generally can be treated by you as qualified dividend income, taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. In general, distributions of the Bond Index Fund are not expected to be attributable to qualified dividend income. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.

(2) A portion of distributions paid to corporate shareholders of the S&P 500 Index Fund may qualify for the dividends-received deduction available to corporations, but none of the distributions of the Bond Index Fund is expected to qualify for such deductions.

(3) An individual's net long-term capital gain is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

In addition, if you sell your Fund shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed.

TRANSACTION                TAX STATUS
-------------------------  --------------------------------
You sell shares owned      Long-term capital gain or loss
  for more than one year
You sell shares owned      Short-term capital gain or loss
  for one year or less

--------------------------------------------------------------------------------
20 BARCLAYS GLOBAL INVESTORS FUNDS

If you buy a Fund's shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of a Fund that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the appreciated securities and distributes the realized gain on the sale. Each Fund has built up, or has the potential to build up, high levels of unrealized appreciation in its investments.


A portion of distributions paid to corporate shareholders of the S&P 500 Index Fund may qualify for the dividends-received deduction available to corporations, but none of the distributions of the Bond Index Fund is expected to qualify for such deductions. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.


In certain circumstances, you may be subject to backup withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.


TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.


MASTER/FEEDER MUTUAL FUND STRUCTURE

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

FEEDER FUND EXPENSES

Feeder funds, including the Funds, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Funds' Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

--------------------------------------------------------------------------------
                                                                              21

Financial Highlights


The financial tables in this section are intended to help investors understand the financial performance of the shares of each Fund for the past five years. Certain information reflects financial results for a single share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


BOND INDEX FUND

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                           DEC. 31, 2007  DEC. 31, 2006  DEC. 31, 2005  DEC. 31, 2004  DEC. 31, 2003
                           -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE,             $   9.59       $   9.64       $   9.93       $  10.02       $  10.14
  BEGINNING OF YEAR          --------       --------       --------       --------       --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.48           0.46           0.44           0.45           0.52
Net realized and                 0.19          (0.02)         (0.23)         (0.05)         (0.13)
  unrealized gain (loss)     --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT            0.67           0.44           0.21           0.40           0.39
  OPERATIONS                 --------       --------       --------       --------       --------
LESS DISTRIBUTIONS FROM:
Net investment income           (0.52)         (0.49)         (0.50)         (0.49)         (0.51)
                             --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS             (0.52)         (0.49)         (0.50)         (0.49)         (0.51)
                             --------       --------       --------       --------       --------
NET ASSET VALUE, END OF      $   9.74       $   9.59       $   9.64       $   9.93       $  10.02
  YEAR                       ========       ========       ========       ========       ========
TOTAL RETURN                     7.16%          4.76%          2.12%          4.05%          3.92%
                             ========       ========       ========       ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year      $111,847       $103,592       $203,771       $217,013       $178,217
  (000s)
Ratio of expenses to
 average net assets(a)           0.23%          0.23%          0.23%          0.23%          0.23%
Ratio of expenses to
 average net assets prior
 to expense reductions(a)        0.28%          0.26%           n/a            n/a            n/a
Ratio of net investment
 income to average net
 assets(a)                       5.00%          4.83%          4.42%          4.34%          4.09%
Portfolio turnover                 61%            57%            76%           148%            67%
  rate(b)


----------

(a) These ratios include the Fund's share of net expenses charged to the corresponding Master Portfolio.

(b) Represents the portfolio turnover rate of the Fund's corresponding Master Portfolio.


--------------------------------------------------------------------------------
22 BARCLAYS GLOBAL INVESTORS FUNDS

S&P 500 STOCK FUND

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                           DEC. 31, 2007  DEC. 31, 2006  DEC. 31, 2005  DEC. 31, 2004  DEC. 31, 2003
                           -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE,             $ 169.53       $ 150.07       $ 145.95       $ 134.74      $  106.71
                             --------       --------       --------       --------      ---------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            3.14           3.04           2.66           3.51            1.86
Net realized and                 5.94          20.11           4.07          10.69           28.06
                             --------       --------       --------       --------      ----------
  unrealized gain
TOTAL FROM INVESTMENT            9.08          23.15           6.73          14.20           29.92
                             --------       --------       --------       --------      ----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income           (3.14)         (3.68)         (2.61)         (2.99)          (1.89)
Return of capital                   -          (0.01)             -              -               -
                             --------       --------       --------       --------      ----------
TOTAL DISTRIBUTIONS             (3.14)         (3.69)         (2.61)         (2.99)          (1.89)
                             --------       --------       --------       --------      ----------
NET ASSET VALUE, END OF      $ 175.47       $ 169.53       $ 150.07       $ 145.95      $   134.74
                             ========       ========       ========       ========      ==========
  YEAR
TOTAL RETURN                     5.39%         15.60%          4.72%         10.67%          28.37%
                             ========       ========       ========       ========      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year      $330,892       $270,407       $308,836       $440,365      $1,394,613
  (000s)
Ratio of expenses to
average net
 assets(a)                       0.20%          0.20%          0.20%          0.20%           0.20%
Ratio of expenses to
average net assets
 prior to expense                0.21%          0.21%         n/a            n/a           n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)           1.83%          1.78%          1.69%          1.63%           1.59%
Portfolio turnover                  7%            14%            10%            14%              8%
  rate(b)


----------

(a) These ratios include the Fund's share of net expenses charged to the corresponding Master Portfolio.

(b) Represents the portfolio turnover rate of the Fund's corresponding Master Portfolio.


--------------------------------------------------------------------------------
                                                                              23

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Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge, upon request by calling the number below. For more detailed information about Barclays Global Investors Funds and the Funds, you may request a copy of the SAI. The SAI provides information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the Funds' investments is available in the Funds' annual or semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

If you have any questions about the Funds or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:


Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   BGIFunds@barclaysglobal.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          One Freedom Valley Drive, Oaks, PA 19456



Information about a Fund (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY FUND AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332


                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

BGF-PR-SP0608

[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS